                                  EXHIBIT 3(A)

                              EMPLOYMENT AGREEMENT
                             WITH ROBERT M. FELDMAN

         Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 1 to the 1933 Act Registration Statement on Form S-18, filed November 12, 1986 (see Exhibit 10(A) therein).

                                     - 26 -